SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           November 25, 2002
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                              THE SOUTHERN COMPANY
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             (Exact name of registrant as specified in its charter)

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          Delaware                   1-3526                  58-0690070
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(State or other jurisdiction   (Commission File    (IRS Employer Identification
      of incorporation)               Number)                 No.)


270 Peachtree Street, NW, Atlanta, Georgia                  30303
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 (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code    (404) 506-5000
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                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

         The Southern Company ("Southern Company") has been added as a defendant in a class action lawsuit that several Mirant Corporation ("Mirant") shareholders originally filed against Mirant and certain Mirant officers in May 2002. The original lawsuit against Mirant and its officers was based on allegations related to alleged improper energy trading and marketing activities involving the California energy market. Several other similar lawsuits filed subsequently were consolidated into this litigation, under the name In re Mirant Corporation Securities Litigation, in the United States District Court for the Northern District of Georgia.

         The plaintiffs filed an amended complaint on November 25, 2002, among other things, to add as defendants Southern Company, certain former and current senior officers of Southern Company and twelve underwriters of Mirant's initial public offering. The amended complaint is based on allegations related to alleged improper energy trading and marketing activities involving the California energy market, alleged false statements and omissions in Mirant's prospectus for its initial public offering and in subsequent public statements by Mirant, and accounting-related issues previously disclosed by Mirant. The lawsuit purports to include persons who acquired Mirant securities on the open market or pursuant to an offering between September 26, 2000 and September 5, 2002 as putative class members

         The complaint does not allege any improper trading and marketing activity, accounting errors, or material misstatements or omissions on the part of Southern Company but seeks to impose liability on Southern Company based on allegations that Southern Company was a "control person" as to Mirant.

         From and after the completion of Mirant's initial public offering, Southern Company reported its share of Mirant's net income as income from discontinued operations on Southern Company's financial statements. Reference is made to Note 11 in the "Notes to Financial Statements" in Southern Company's Annual Report on Form 10-K for the year ended December 31, 2001 and to Note (B) in "Notes to the Condensed Financial Statements" in Southern Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

         Southern Company's management believes that the claims against Southern Company in the amended complaint are without merit, and Southern Company intends to defend itself vigorously against those claims. However, the final outcome of this matter cannot now be determined.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     November 26, 2002                 THE SOUTHERN COMPANY



                                            By    /s/Tommy Chisholm
                                                   Tommy Chisholm
                                                     Secretary